                                                                    Exhibit 10.4

                            STOCK EXCHANGE AGREEMENT

                            entered into by and among

                            SECURITY BIOMETRICS, INC.

                              a Nevada corporation,

                            BIOMETRICS SECURITY, INC.

                              a Nevada corporation,

                                       and

                                IT'S SHAREHOLDERS

================================================================================

                          Effective as of July 25, 2000
                                 Vancouver, B.C.

                            STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this Agreement") is made and entered into on the dates set forth below, to be effective as of July 25, 2000, by and among SECURITY BIOMETRICS, INC., a Nevada corporation and BIOMETRICS SECURITY, INC., a Nevada corporation (the "Acquired Company Shareholders") References herein to SBC are references to SBC solely in its capacity as a legal entity under the laws of the State of Nevada, and not with respect to its capacity as a shareholder or owner of Security Biometrics Inc.

BIOMETRICS SECURITY INC. are referred to collectively herein as the "Acquired Company." SBC the Acquired Company Shareholders are referred to collectively herein as the "Parties" and sometimes individually as a "Party."

                                    RECITALS

      A. On July 25, 2000, SBC and the Acquired Company, signed a letter of intent (the Letter of Intent')

      B. The letter of Intent provides for SBC to (a) accomplish a 1:4 forward stock split (a) forward "Stock Split" of all of its currently issued and outstanding common stock (b) complete any filings required to be made by SBC with the SEC, (c) change its name and (d) issue 37,500,000 shares of post common stock in exchange for 500,000 preferred shares converted at 75 common shares for each 1 preferred share and convert any and all issued common shares of Biometrics Security Inc. (up to a maximum 1,500,000 Shares) at a 1 Share of Biometrics Security Inc. in exchange for 1 Share of Security Biometrics Inc. (the "Acquisition Stock"). The Acquisition Stock shall be newly issued after the forward Stock Split to the Acquired Company Shareholders, who collectively own all of the issued and outstanding stock of the Acquired Company (the "Acquired Company Stock").

      C. In the event of a reorganization as defined in this Section in which BCS is not the surviving or acquiring company, or in which BCS is or becomes a wholly-owned subsidiary of another company on or after the effective date of the reorganization, the acquiring corporation will assume each Option granted under BSC 2000 Stock Option Plan, and the Options granted under this Agreement shall remain in effect. The term "Reorganization" as used in this Section shall remain in effect. The term "Reorganization" as used in this Section shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with BCS, of securities of the BCS pursuant to which BCS is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

      D. The Letter of Intent provides for the Acquired Company Shareholders to transfer to SBC, in exchange for the Acquisition Stock, all of the Acquired Company Stock.

      E. The Parties wish to enter into this Agreement to confirm and definitively provide for the transactions comtemplated in the Letter of Intent. When executed and delivered by the Parties as provided below, this Agreement shall supersede and replace the Letter of Intent in its entirety.

                                    AGREEMENT

      THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows.

                                     ARTICLE
                                        1
                                 SHARE EXCHANGES

      1.1 STOCK EXCHANGES. SBC hereby agrees to sell, convey, assign and transfer the Acquisition Stock to the Acquired Company Shareholders in exchange for sale, conveyance, assignment and transfer to SBC of the Acquired Company Stock. The Acquired Company Shareholders and the Acquired Company hereby agree to sell, convey, assign and transfer the Acquired Company Stock to SBC in exchange for sale, conveyance, assignment and transfer to the Acquired Company Shareholders of the Acquisition Stock.

      1.2 ALLOCATION OF SHARES. The Acquisition Shares are allocated among the Acquired Company Stock as follows:

                                                             Allocated
Acquired                   Share                             Acquisition
 Company                   Type                        Shares        Percentage
--------------------------------------------------------------------------------
Biometrics          500,000 Preferred               37,500,000           96.1%
Security Inc.     1,500,000 Common                   1,500,000 Common     3.9%

   Total:                                           39,000,000          100%
--------------------------------------------------------------------------------

      1.3 CLOSING. Consummation of the transactions described in this Agreement (the "Closing") will occur at 5:00 p.m. on or before July 25, 2000 (the "Closing Date") at the offices of Security Biometrics or at such other location as is mutually agreeable to the Parties.

      1.4 STOCK CONVEYED BY SBC. At the Closing, SBC shall convey to the Acquired Company Shareholders good, valid and marketable title to the Acquisition Stock, free and clear of encumbrances, claims, liens, security interests, pledges or mortgages of any kind. Unless and until the Acquisition Stock is registered under the Securities Exchange Act of 1934, no Acquired Company Shareholder shall be entitled to transfer all or any share of the Acquisition Stock unless the Acquired Company Shareholder first provides SBC with an acceptable opinion of counsel that the proposed transfer will not violate any applicable law, rule or regulation or any provision of this Agreement. SBC shall be entitled to place a restrictive legend on all certificates evidencing ownership of the Acquisition Stock that provides notice of the provisions of this paragraph and other applicable provisions of this Agreement.

      1.5 STOCK CONVEYED BY THE ACQUIRED COMPANY SHAREHOLDERS. At the Closing the Acquired Company Shareholders shall convey to SBC good, valid and marketable title to the Acquired Company Stock free and clear of encumbrances, claims, liens, security interests, pledges or mortgages of any kind. Following delivery to SBC of the Acquired Company Stock the Acquired Company shall deliver to SBC replacement certificates in the same number of shares in the Acquired Company Stock as delivered above, in the name of SBC.

                                     ARTICLE
                                        2
                        DELIVERIES BY SBC AT THE CLOSING

      2.1 DELIVERIES BY SBC. In addition to all other items required to be delivered by SBC at the Closing under this Agreement, SBC shall deliver all of the following items to each of the Acquired Company Shareholders, unless an item described below is to be delivered to a single Party:

      (a) the Acquisition Stock to the Acquired Company Shareholders, by delivery to the acquired Company Shareholders of one or more share certificates evidencing, ownership of the Acquisition Stock issued by SBC in the name of the Acquired Companies' Shareholders;

      (b) a certified copy of SBC articles of incorporation, amended as necessary to authorize issuance of the Acquisition Stock together with a certificate of SBC Secretary, confirming that the Acquisition Stock has been duly issued as required in this Agreement;

      (c) a current Certificate of Good Standing of SBC, issued by the Secretary of State of the State of Nevada;

      (d) corporate records of SBC consisting of at least the following: certified copies of SBC's bylaws, complete minute books and a copy of SBC stock transfer ledger;

      (e) a balance sheet of SBC dated as of June 30, 2000, prepared by SBC's controller or accountant in accordance with generally accepted accounting principles consistently applied;

      (f) certificates of the Secretary and the Vice President or the President of SBC verifying the accuracy and authenticity of all corporate records, other materials, disclosures or documents of SBC delivered or provided by SBC at the Closing, and confirming the accuracy on the Closing Date of all representations and warranties of SBC contained herein;

      (g) resignations of all officers and members of the board of directors of effective as of or prior to the Closing Date;

      (h) certified copies of resolutions of the board of directors of SBC authorizing execution and delivery of this Agrement by SBC and consummation by SBC of all of the transactions that are comtemplated herein;

      (i) a legal opinion of SBC's securities counsel Carmine Bua addressed to the Acquired Company in form mutually agreeable to the Parties;

      (j) copies of all contracts loan agreements, memoranda and other documents or instruments to which SBC is a party or by which it is bound or to which it or any of its assets is subject.

      2.2 OTHER DOCUMENTS AND INSTRUMENTS. SBC shall also deliver any and all such other documents and instruments of conveyance, assignment and transfer, and such other items, as may be reasonably requested or necessary in order to vest good and marketable title to SBC's stock in the Acquired Company Shareholders, on or prior to the date of the Closing. All instruments and other documents or instruments exchanged by the Parties shall be in form as needed to effectuate the transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the transactions contemplated herein that may be required by the provisions of any contracts, agreements or obligation, to which SBC is a party or pursuant to which a change in the stock ownership of SBC is deemed to constitute an assignment or transfer requiring such consent or approval. These additional conveyances and transfers shall be made by SBC with a view toward placing the Acquired Company Shareholders, on or prior to the date of the Closing in actual possession and ownership of stock of SBC as provided herein.

                                     ARTICLE
                                        3
                DELIVERIES BY THE ACQUIRED COMPANY'S SHAREHOLDERS
                                 AT THE CLOSING

      3.1 DELIVERIES BY THE ACQUIRED COMPANY SHAREHOLDERS. In addition to all other items required to be delivered by the Acquired Company Shareholders at the Closing under this Agreement, at the Closing the Acquired Company Shareholders shall deliver all of the following items to SBC:

      (a) the Acquired Company's Stock by delivery to SBC of one or more share certificates evidencing ownership of the Acquired Company Stock endorsed in blank by the Acquired Company Shareholders in the name of SBC.

      (b) certified copies of the Acquired Company articles of incorporation, together with certificates of the Acquired Company confirming that the Acquired Company Stock has been duly transferred on the books and records, and in the stock transfer ledgers of the Acquired Company, as required in this Agreement;

      (c) a current Certificate of Good Standing of the Acquired Company, issued by the Secretary of State in the state of Nevada;

      (d) corporate records of the Acquired Company Shareholders consisting of at least the following: certified copies of the Acquired Company Shareholders bylaws' complete minute books and a copy of the Acquired Company Shareholders' stock transfer ledger;

      (e) a balance sheet of Biometrics Security Inc. dated as of August 31, 2000, and prepared by the controller or accountant of the Acquired Company in accordance with generally accepted accounting principles consistently applied;

      (f) certificates of the Secretary and the Vice President or the President of the Acquired Company verifying the accuracy and authenticity of all corporate records, other materials' disclosures or documents pertaining to the Acquired Company delivered or provided by the Acquired Company Shareholders at the Closing, and confirming the accuracy on the Closing Date of all representations and warranties of the Acquired Company Shareholders and the Acquired Company Shareholders as contained herein;

      (g) certified copies of resolutions of the board of directors of the Acquired Company authorizing execution and delivery of this Agreement by the Acquired Company and consummation by the Acquired Company of all of the transactions that are contemplated herein;

      (h) a legal opinion of the Acquired Company's counsel addressed to SBC in form mutually agreeable to the Parties; and

      (i) copies of all contracts of $5,000 (U.S.) or more, loan agreements memoranda and other documents or instruments to which the Acquired Company is a party or by which it is bound or to which it or any of its assets is subject

      3.2 OTHER DOCUMENTS AND INSTRUMENTS. The Acquired Company, shall also deliver to SBC any and all such other documents and instruments of conveyance, assignment and transfer, and such other items, as may be reasonably requested or necessary in order to vest good and marketable title to the Acquired Company Stock by SBC on or prior to the date of the Closing. All instruments and other documents or instruments exchanged by the Parties shall be in form as needed to effectuate the transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the transactions contemplated herein that may be required by the provisions of any contracts, agreements or obligations to which the Acquired Company Shareholders is a party or pursuant to which a change in the stock ownership of any of the Acquired Company is deemed to constitute an assignment or transfer shall be made by the Acquired Company with a view toward placing SBC on, or prior to, the date of the Closing in actual possession and ownership of all of the stock of the Acquired Company as provided herein.

                                     ARTICLE
                                        4
                     REPRESENTATION'S AND WARRANTIES OF SBC

      SBC hereby represents and warrants to and covenants with, the Acquired Company Shareholders that the representations and warranties provided below are true, correct, accurate and complete in any and all respects as of the effective date of this Agreement and that the same will be true, correct, accurate and complete on and as of the date of the Closing (as though made then and as though the Closing were substituted for the date of this Agreement throughout the following), except as may be set forth in the Disclosure Schedule attached hereto (the "SBC Disclosure Schedule"). The SBC Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of subparagraphs below.

      4.1 ORGANIZATION OF SBC. SBC is a corporation that is duly organized, validly existing, and in good standing in all material respects under the laws of the State of Nevada.

      4.2 AUTHORIZATION OF TRANSACTION. SBC has full actual and legal corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder.

      4.3 ENFORCEABLE OBLIGATION. This Agreement constitutes the valid and legally binding obligation of SBC, enforceable against SBC in accordance with this Agreement's terms.

      4.4 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by SBC will (i) to SBC knowledge, violate any statute, law, regulation, rule, judgement, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court of the States of Nevada or of the United States to which SBC the Acquisition Stock are subject or any provision of the articles of incorporation or bylaws or similar governing rules or documents of SBC (ii) conflict with, result in a breach of, constitute a default under result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any governmental rule, law or regulation of an court of the States of Nevada or of the United States or under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement, or mortgage or instrument of indebtedness or under any other arrangement to which SBC is a party or by which it or the Acquisition Stock are bound or to which it or any of the Acquisition Stock is subject, (iii) nor result in the imposition of any lien, encumbrance, claim or security interest in, to or affecting any of the Acquisition Stock. To its knowledge, SBC does not need to give any notice to make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency of the States of Nevada or of the United States in order for the Parties to consummate the transactions contemplated by this Agreement, except those that will be obtained or made prior to Closing or those which would fail to have a material adverse effect on the ability of SBC to consummate the transactions contemplated by this Agreement.

      4.5 THE ACQUISITION STOCK. As of the date of Closing, the Acquisition Stock will constitute, in the aggregate, 74% percent of all of the issued and outstanding common stock of SBC, with the rights, privileges and preferences that are described in SBC's articles of incorporation. As of the date of Closing the Acquisition Stock will have been duly and validly issued and is and will be nonassessable. The Acquisition Stock will be restricted stock; consistent with Section 1.5 of this Agreement. Title to the Acquisition Stock will be in the name of the Acquired Company Shareholders in the official records of SBC and in the records of SBC's stock transfer agent.

      4.6 LITIGATION. To SBC's knowledge, SBC is not subject to any unsatisfied judgement, order, decree, stipulation, injunction, or charge nor is it a party or threatened to be made a party to any charge, complaint, action, suit, proceeding, hearing or investigation of or in any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before any arbitrator that relates in any way, directly or indirectly, to the transactions contemplated in this Agreement. SBC has no actual reason to believe that any charge, complaint, action, suit, proceeding, hearing, or investigation will or may be brought or threatened against SBC in connection with the transactions contemplated in this Agreement.

      4.7 MATERIAL INFORMATION. As of the Closing no representation or warranty by SBC nor any statement or certificate furnished or to be furnished to the Acquired Company Shareholders pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading. At or prior to the Closing SBC will deliver to the Acquired Company Shareholders a Disclosure Document ("Disclosure Document") that provides the Acquired Company Shareholders with all material information concerning SBC and the Acquisition Stock as required by Rule 10b-5 of the Securities and Exchange Commission, and SBC, the Acquired Company Shareholders will take all actions and steps that are necessary, to cause the Acquired Company Shareholders acquisition of the Acquisition Stock to be qualified under Regulation D of the Securities and Exchange Commission as a private placement of securities and to be similarly qualified under applicable provisions of the laws of the State of Nevada. The

Parties will cooperate with each other in signing documents and forms to be filed with federal and state regulator agencies to accomplish the results contemplated in this paragraph.

      4.8 DOCUMENTATION. Prior to the Closing SBC will deliver to the Acquired Company Shareholders, materially correct, accurate and complete copies of all of the contracts, agreements and documents that comprise or relate to SBC or the Acquisition Stock in any way. As to such contract, agreement, or document (collectively, each "Contract"):

      (a) the Contract is the legal, valid, binding, and enforceable obligation of the parties thereto as of the Closing Date, and is in full force and effect as of the Closing Date;

      (b) to the extent permitted by applicable law, after the Closing, to the best of SBC knowledge each Contract will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing;

      (c) to the knowledge of SBC no party to the Contract is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of the Contract;

      (d) to the knowledge of SBC no party to the Contract has repudiated, breached or anticipatorily breached any provision thereof, nor is there any reason to think that any such thing is likely to occur or may occur in the future;

      (e) to the knowledge of SBC there are no disputes, oral agreements, or forbearance programs in effect as to the Contract; and

      (f) to the knowledge of SBC, SBC has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Contract.

      4.9  LEGAL COMPLIANCE.

      (a) To its knowledge, SBC has complied in all material respects with all laws (including rules and regulations thereunder) of federal, state and local governments of the States of Nevada and the United States (and all agencies thereof), and no charge, complaint, action, suit, proceeding, hearing investigation, claim, demand, or notice has been filed or commenced against any of SBC alleging any failure to comply with any such law or regulation.

      (b) SBC has complied in all material respects with all applicable laws (including rules and regulations thereunder) relating to the employment of labor, employee civil rights, and equal employment opportunities.

      4.10 RECEIPT OF DISCLOSURE SCHEDULE. Prior to Closing SBC received and reviewed a copy of the Disclosure Schedule, if any, described in Section 5.10, had discussions with representatives of the Acquired Company and the Acquired Company Shareholders, and received from such representatives such additional documents and information as SBC requested.

      4.11 RESTRICTED STOCK. SBC understands that the Acquired Company Stock will not be registered with the Securities and Exchange Commission and that transferability of the Acquired Company Stock will be subject to the provisions and restrictions of state and federal securities laws.

      4.12 RESTRICTED STOCK. SBC is the sole party in interest agreeing to purchase the Acquired Company Stock by entering into this Agreement. SBC is acquiring the Acquired Company Stock for SBC's own account, for investment purposes only and not with a view to the resale or other distribution thereof, in whole or in part. As stated in the previous paragraph, SBC is aware that as of the date of Closing the Acquired Company Stock has not been and will not be registered under the 1933 Act.

      4.13 THIRD PARTY CONSENTS. All third parties, if any, whose consent to the transactions contemplated in this Agreement are listed in the Disclosure Schedule, if any. The Disclosure Schedule, if any, also indicates the contract, agreement, permit or other relationship to the third party that gives rise to the need for the third party's consent.

      4.14 DUE DILIGENCE PERIOD. During the time period from the effective date of this Agreement until the Closing date (the "Due Diligence Period"), SBC shall be entitled to investigate the Acquired Company, review their files, visit the Acquired Company business premises and to talk with officers and employees of the Acquired Company and to meet with any and all other third parties, public and private, and to perform such other due diligence reviews and investigations pertaining to the transactions contemplated in this Agreement as SBC determines is necessary or proper.

                                    ARTICLE
                                       5
                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                          THE ACQUISITION SHAREHOLDERS

      5.1 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED COMPANY SHAREHOLDERS. The Acquired Company Shareholders represent and warrant to, and covenant with SBC that the representations and warranties provided below are true, correct, accurate and complete in all respects as of the effective date of this Agreement, and that the same will be true, correct, accurate and complete on and as of the date of the Closing (as though made then and as though the Closing were substituted for the date of this Agreement throughout the following), except as may be set forth in the Disclosure Schedule attached hereto (the "Acquired Company Shareholders Disclosure Schedule"). The Acquired Company Shareholders Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of subparagraphs below.

      5.2 ORGANIZATION OF THE ACQUIRED COMPANY. The Acquired Company is a corporation that is duly organized, validly existing, and in good standing in all material respects under the laws of the State of Nevada.

      5.3 AUTHORIZATION OF TRANSACTION. The Acquired Company has full actual and legal corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder.

      5.4 ENFORCEABLE OBLIGATION. This Agreement constitutes the valid and legally binding obligation of the Acquired Company and the Acquired Company Shareholders, enforceable against each of them in accordance with this Agreement's terms.

      5.5 NONCONTRAVENTION. Neither the execution and deliver of this Agreement by the Acquired Company and the Acquired Company Shareholders, nor the consummation by any of them of the transactions contemplated hereby, will (i) violate any statute, law, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which the Acquired Company or the Acquired Company Shareholders or the Acquired Company Stock are subject, or any provision of the articles of incorporation or bylaws or similar governing rules or documents of any of the Acquired Company, (ii) conflict with, result in a breach of constitute a default under, result in the acceleration of create in any part, the right to accelerate, terminate, modify or cancel, or require any notice under any governmental rule, law or regulation or under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage or instrument of indebtedness or under any other arrangement to which any of the Acquired Company of the Acquired Company Shareholders is a party or by which any of them is bound or to which any of them is subject, (iii) nor result in the imposition of any lien, encumbrance, claim or security interest in, to or affecting any assets of the Acquired Company or any of the Acquired Company Stock. No Acquired Company or Acquired Company Shareholder needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement. The description of the Acquired Company Stock that is contained in 1.2 of this agreement is true, correct, complete and accurate in any and all respects and constitutes 100% of all of the issued and outstanding stock of the Acquired Company. There are no warrants or other interests or rights to acquire the Acquired Company Stock other than a conversion on the preferred stock (1 Preferred Share can be converted to 75 Common Shares) to be exchanged for Common Shares and any issued Common Shares of Biometrics Security Inc. (up to a maximum of 1,500,000 Common Shares) at 1 Share of Biometrics Security Inc. exchange for 1 Share of Security Biometrics Inc. and the 2000 Biometrics Security Inc. Stock Option Plan outlined (Exhibit F).

      5.6 DOCUMENTATION. Prior to the Closing, the Acquired Company and/or the Acquired Company Shareholders will deliver to SBC true, correct, accurate and complete copies of all of the contracts, agreements and documents that comprise or relate to the Acquired Company or the Acquired Company Stock in any way. As to each such contact, agreement or document (collectively, each "Contract"):

      (a) the Contract is the legal, valid, binding, and enforceable obligation of the parties thereto as of the Closing Date, and is in full force and effect as of the Closing Date;

      (b) to the extent permitted by applicable law, after the Closing to the best of the Acquired Company knowledge and the Acquired Company Shareholders knowledge each Contract will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing;

      (c) to the best knowledge of each of the Acquired Company and the Acquired Company Shareholders, no party, to the Contract is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of the Contract;

      (d) to the best knowledge of the Acquired Company and the Acquired Company Shareholders, no party to the Contract has repudiated, breached or anticipatorily breached any provision thereof, nor is there any reason to think that any such thing is likely to occur or may occur in the future;

      (e) there are no disputes, oral agreements, or forbearance programs in effect as to the Contract; and

      (f) no Acquired Company nor Acquired Company Shareholders have assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered an interest in the Contract.

      5.7 LITIGATION. No Acquired Company or Acquired Company Shareholders are subject to any unsatisfied judgement, order, decree, stipulation, injunction, or charge nor is it a party or threatened to be made a party to any charge, complaint, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any Canadian federal, provincial or local jurisdiction or before any arbitrator that relates in any way, directly or indirectly, to the transactions contemplated in this Agreement. No Acquired Company or Acquired Company Shareholder has any reason to believe that any charge, complaint, action, suit, proceeding, hearing or investigation will or may be brought or threatened against the Acquired Company in connection with the transactions contemplated in this Agreement.

      5.8 LEGAL COMPLIANCE.

      (a) The Acquired Company has complied with all laws (including rules and regulations thereunder) of Canadian federal, provincial and local governments (and all agencies thereof), and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against the Acquired Company, alleging any failure to comply, with any such law or regulation.

      (b) The Acquired Company has complied in all material respects with all applicable laws (including rules and regulations thereunder) relating to the employment of labor, employee civil rights, and capital employment opportunities.

      5.9 MATERIAL INFORMATION. As of the Closing, no representation or warranty by the Acquired Company or the Acquired Company Shareholders, nor any statement or certificate furnished or to be furnished to any person or Party pursuant hereto or in connection with the transactions contemplated hereby: contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading. At or prior to the Closing The Acquired Company Shareholders will deliver to SBC a Disclosure Document ("Disclosure Document") that provides SBC with all material information concerning the Acquired Company, as required by Rule 10b-5 of the Securities and Exchange Commission, and the Acquired Company Shareholders and SBC will take all actions and steps that are necessary to cause the Acquired Company Shareholders acquisition of the Acquisition Stock to be qualified under Regulation D of the Securities and Exchange Commission as a private placement of securities and to be similarly qualified under applicable provisions of the laws of the State of Nevada. The Parties will cooperate with each other in signing documents and forms to be filed with federal and state regulatory agencies to accomplish the results contemplated in this paragraph

      5.10 RECEIPT OF DISCLOSURE SCHEDULE. Prior to making the decision to acquire the Acquisition Stock as provided herein, the Acquired Company and the Acquired Company Shareholders received and reviewed a copy of the Disclosure Schedule described in Section 4.10, had discussions with representatives of SBC and received from such representatives such additional documents and information as the Acquired Company Shareholders requested. The Acquired Company Shareholders acknowledges that he or she is sophisticated and experienced in matters relating to SBC and its planned business activities as described in the Disclosure Schedule.

      5.11 INVESTMENT COMPANY ACT OF 1940. The Acquired Company Shareholders agrees that at no time will he or she increase the number of beneficial owners of the Acquisition Stock (as that term is defined in Section 3(c) (1) of the Investment Company of 1940, as amended).

      5.12 RESTRICTED STOCK. The Acquired Company Shareholders understands that the Acquisition Stock will be restricted stock, not registered with the Securities and Exchange Commission. Unless and until the Acquisition Stock is registered under the Securities Exchange Act of 1934, no Acquired Company Shareholder shall be entitled to transfer all or any share of the Acquisition Stock unless the Acquired Company Shareholder first provides with an acceptable opinion of counsel that the proposed transfer will not violate any applicable law, rule or regulation or any provision of this Agreement. SBC shall be entitled to place a restrictive legend on all certificates evidencing ownership of the Acquisition Stock that provides notice of the provisions of this paragraph and other applicable provisions of this Agreement.

      5.13 REGISTRATION REPRESENTATIONS. Acquired Company Shareholders is the sole party in interest agreeing to purchase the Acquisition Stock by entering into this Agreement. The Acquired Company Shareholders are acquiring the Acquisition Stock for the Acquired Company Shareholder's own account, for investment purposes only and not with a view to the resale or other distribution thereof, in whole or in part. As stated above, the Acquired Company Shareholders is aware that as of the date of Closing the Acquisition Stock has not been and will not be registered under the 1933 Act and that SBC provides no assurance that the Acquisition Stock will ever be registered under such act. Each of the Acquired Company Shareholders is willing and able and agrees to bear the economic risk of investment in the Acquisition Stock for an indefinite period of time, and each is capable of bearing that risk. The Acquired Company Shareholders is knowledgeable with respect to the financial, tax and business aspects of ownership of the Acquisition Stock and of the business operations conducted by SBC, or the Acquired Company has been represented by a person with such knowledge and expertise in connection with acquisition of the Acquisition Stock.

      5.14 THIRD PARTY CONSENTS. All third parties, if any, whose consent to the transactions contemplated in this Agreement are listed in the Disclosure Schedule, if any. The Disclosure Schedule, if any, also indicates the contract, agreement, permit or other relationship to the third party that gives rise to the need for the third party's consent.

      5.15 DUE DILIGENCE PERIOD. During the time period from the effective date of this Agreement until the Closing date (the "Due Diligence Period"), The Acquired Company Shareholders shall be entitled to investigate, review its files, to visit SBC business premises and to talk with officers and employees of SBC and to meet with any and all other third parties, public and private, and to perform such officer due diligence reviews and investigations pertaining to the transactions contemplated in this Agreement as any Acquired Company Shareholder determines is necessary or proper. The Acquired Company Shareholders have received the financial statements of SBC dated through March 31, 2000, and deems them sufficient for purposes of entering into this transaction.

      5.16 FINANCIAL STATEMENTS. Attached to this Agreement as Exhibit D are balance sheets (the "Financial Statements") of the Acquired Company. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, and are true and accurate. Since the date of the Financial Statements, there has been no change in the financial condition of the Acquired Company. The Acquired Company have no liabilities, commitments or obligations, contingent or otherwise not shown on the Financial Statements.

                                    ARTICLE
                                       6
                              CONDITIONS PRECEDENT

      6.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SBC. The following are conditions precedent to the obligation of SBC to sell and convey the Acquisition Stock to the Acquired Company Shareholders and to receive an assignment of the Acquired Company Stock at the Closing. Any condition listed below may be waived by SBC at or prior to the Closing Date.

      (a) Delivery to SBC of all information and materials required to be delivered to SBC under any provision of this Agreement;

      (b) Receipt of all necessary third party consents;

      (c) Performance by each Acquired Company Shareholder of all of his or her or its obligations under this Agreement that are required to be performed prior to Closing;

      (d) True and correct representations and warranties by the Acquired Company and the Acquired Company Shareholders in connection with this Agreement; and

      (e) Discovery of no material adverse information at or prior to the Closing concerning the Acquired Companies.

      6.12 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED COMPANY SHAREHOLDERS. The following are conditions precedent to the obligations of Acquired Company Shareholders to sell and transfer the Acquired Company, Stock to SEC and to acquire the Acquisition Stock from SEC at the Closing. Any condition listed below may be waived by the Acquired Company Shareholders at or prior to the Closing.

      (a) Delivery to the Acquired Company Shareholders of all information and materials required to be delivered by SBC under any provision of this Agreement;

      (b) Receipt of all necessary third party consents;

      (c) Performance by SBC of all of its obligations under this Agreement that are required to be performed prior to Closing; and

      (d) Discovery of no materially adverse information at or prior to the Closing concerning SBC.

      6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Parties contained in this Agreement shall survive the Closing and shall continue to be the obligations of the Parties for a period of two years after the date of the Closing.

                                    ARTICLE
                                       7
                               GENERAL PROVISIONS

      7.1 COSTS AND FEES. If any Party breaches any term of this Agreement, the breaching Party agrees to pay the non-breaching Party all reasonable attorneys' fees, expert witness fees, investigation costs, costs of tests and analysis, travel and accommodation expenses, deposition and trial transcript costs, court costs and other costs and expenses incurred by the non-breaching Party in enforcing this Agreement or preparing for legal or other proceedings, at the trial or appellate level, whether or not such proceedings are instituted. If any legal or other proceedings are instituted, the Party prevailing in any such proceeding shall be paid all of the aforementioned costs, expenses and fees by the other Party, and if any judgment is secured by such prevailing Party, all such costs, expenses, and fees shall be included in such judgment, attorneys fees to be set by the court and not by the jury. References in this paragraph to "legal proceedings" refer to litigation as well as arbitration proceedings and any other similar or related proceedings.

      7.2 WAIVER. No delay by a Party in exercising any right or remedy shall constitute a waiver of a Party's rights under this Agreement, and no waiver by either Party of the breach of any covenant of this Agreement by the other shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      7.3 INDEMNIFICATION. Each Party (the "Indemnifying Party") shall protect, indemnify and hold harmless the other Party and its directors, officers, employees, agents, affiliates and representatives (each an "Indemnified Party") against any and all costs, expenses, damages (whether such damages are general, special consequential, limited, direct or indirect or incidental), liabilities or losses, including attorneys' fees, caused by, for or on account of the Indemnifying Party's negligence, gross negligence or willful misconduct or failure to perform its obligations under this Agreement or the negligence, gross negligence or willful misconduct of the

Indemnifying Party's directors, officers, employees, agents affiliates or representatives.

      (a) If an Indemnified Party intends to seek indemnification under this paragraph from any Indemnifying Party with respect to any action or claim, the Indemnified Party shall give the Indemnifying Party notice of such claim or action upon the receipt of actual knowledge or information by the Indemnified Party of any possible claim or of the commencement of such claim or action, which period shall in no event be later than the earlier of (i) fifteen business days prior to the last day of responding to such claim or action or (ii) one half of the period allowed for responding to such claim or action or, if no time period for responding exists, as soon as reasonably possible. The Indemnifying Party shall have no liability, under this paragraph for any claim or action for which such notice is not provided, unless the failure to give such notice does not prejudice the Indemnifying Party.

      (b) The Indemnifying Party shall have the right to assume the defense of any such claim or action, at its sole cost and expense, with counsel designated by the Indemnifying Party and reasonably satisfactory to the Indemnified Party provided, however, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying party, the Indemnified Party shall have the right to select separate counsel, at the Indemnifying Party's expense, to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

      (c) Should any Indemnified Party, be entitled to indemnification under this Section as a result of a claim by a third party, and should the Indemnifying Party fail to assume the defense of such claim or action the Indemnified Party may, at the expense of the Indemnifying Party, contest or,

(with the prior consent of the Indemnifying Party; which consent shall not be unreasonably withheld) settle such claim or action. Except to the extent expressly provided herein, no indemnified Party shall settle any claim or action with respect to which it has sought or intends to seek indemnification pursuant to this Section without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

      (d) If an Indemnifying Party is obligated to indemnify and hold any Indemnified Party harmless under this Agreement, the amount owing to the Indemnified Party shall be the amount of such Indemnified Party's actual out of pocket loss, net of any insurance or other recovery.

      (e) The duty to indemnify under this Agreement will continue in full force and effect for a period of two years with respect to any loss, liability damage or other expense based on facts or conditions which occurred prior to such termination.

      7.4 NOTICES. No notice, consent, approval or other communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, sent by overnight courier, or sent by rapstered or certified United States mail postage prepaid, with return receipt requested, to the addresses for each Party set forth below. Any Party hereto may from time to time change its address by notice to the other Parties given in the manner provided herein. Notices, consents, approvals, and communications by mail shall be deemed delivered upon the earlier of forty-eight (48) hours after deposit in the United States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the Parties are the following:

      To SBC:           Attn: George Gould
                        #219 - 1118 Homer St.
                        Vancouver, BC V6B ELS

      with a copy to:   Carmine Bua
                        Suite #333 - 3838 Camino Del Rio
                        North San Diego, California 92108 1789

      To BSC:           Attn: Stephen Henry
                        #214 - 1118 Homer St.
                        Vancouver, BC V6B 6L5

      with a copy to:   Patrick W. Watson & Barrister & Solicitor
                        #415 South Tower, 5811 Cooney Rd.
                        Richmond, BC V6X 3M1

      To the Acquired Companies Shareholders:

                        Stephen Henry
                        7924 Limewood Place
                        Vancouver, BC V5S 4A7

                        Gesture Recognition Technologies (GRT)

International
                        Limited
                        c/o CIBC Trust and Merchant Bank (Barbados)

Limited
                        Warrens, St. Michael
                        Barbados, W.I.

                        Shareholders through the Reg S and Reg D private placement of stock listed as Exhibit G "attached"

      7.5 INTERPRETATION AND TIME. The captions of the paragraphs of this Agreement are for convenience only and shall not govern or influence the interpretation hereof. This Agreement is the result of negotiations between the Parties and, accordingly, shall not be construed for or against either Party regardless of which Party drafted this Agreement or any portion thereof. Time is of the essence under this Agreement.

      7.6 SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

      7.7 NO PARTNERSHIP. This Agreement is not intended to, and nothing contained in this Agreement shall create any partnership, joint venture or other similar arrangement between the Parties.

      7.8 FURTHER DOCUMENTS. Each of the Parties shall execute and deliver all such other and additional documents and perform all such acts, in addition to execution and delivery of this Agreement and performance of the Party's obligations hereunder, as are reasonably required from time to time in order to carry out the purposes, matters and transactions that are contemplated in this Agreement.

      7.9 INCORPORATION OF EXHIBITS. All exhibits attached to this Agreement are by this reference incorporated herein.

      7.10 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada without giving effect to the conflict of law provisions or principles of the State of Nevada.

      7.11 DATE OF PERFORMANCE. If the date of performance of any obligation or the last day of any time period provided for herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing, and said time period shall expire, on the first day, thereafter which is not a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed no later than 5:00 p.m., Vancouver, BC time, on the day of performance.

      7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts. This Agreement may be signed by original signatures or by fax signatures. Any set of counterparts of this Agreement, whether faxed or originals or both, showing signatures by all Parties, taken together, shall constitute a single copy of this Agreement.

      7.13 RESOLUTION OF DISPUTES. In the event of any dispute between the Parties as to their rights and obligations under this Agreement, including but not limited to, any question as to whether or not a Party has performed its obligations fully or remedied an alleged breach, and any and all other disputes arising under this Agreement, shall be resolved as follows:

      (a) The Parties shall submit their dispute to at least four (4) hours of mediation in accordance with the mediation procedures of American Arbitration Association ("AAA").

      (b) In the event the dispute does not then settle within 15 calendar days after the first mediation session, the Parties agree to submit the dispute to binding arbitration in accordance with the arbitration procedures of the AAA except as modified in this Agreement. The arbitration hearing shall be conducted no later than 45 calendar days after the first mediation session.

      (c) The arbitrator or arbitrators conducting the arbitration hearing shall render the arbitration decision in writing which writing shall explain the reasoning and bases for the decision.

      (d) The Parties agree to share equally the costs of mediation. However, if the dispute is settled through arbitration, the prevailing Party shall be entitled to recover all costs incurred, including reasonable attorneys fees, to enforce its rights hereunder, in addition to any damages recovered, as provided in "Costs and Fees" above.

      7.14 SEVERABILITY. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforceable to the fullest extent permitted by law.

      7.15 ASSIGNMENT. No Party shall assign this Agreement, nor any interest arising herein, without the written consent of the other Parties.

      7.16 RECITALS. The recitals set forth above are a part of this Agreement.

      7.17 JURISDICTION AND VENUE. Venue for and jurisdiction over any legal proceedings is available to the Parties hereunder shall lie in the appropriate courts of the State of Nevada, located in Las Vegas, Nevada.

      IN WITNESS WHEREOF, the Parties hereto have hereunder affixed their signatures on the dates set forth below to be effective as of the date first set forth above.

                                        SECURITY BIOMETRICS INC.
                                        corporation.

Date: July 24, 2000                     By: /s/ Tanis Cornwall
                                            ------------------------------------
                                        Name: Tanis Cornwall
                                              ----------------------------------
                                        Its:  Secretary
                                              ----------------------------------


                                        BIOMETRICS SECURITY INC.
                                        a Nevada corporation,

Date: July 24, 2000                     By: /s/ Stephen Henry
                                            ------------------------------------
                                        Name: Stephen Henry
                                              ----------------------------------
                                        Its:  President
                                              ----------------------------------


                                        BIOMETRICS SECURITY INC.
                                        Shareholders

Date: July 24, 2000                     By: /s/ Stephen Henry
                                            ------------------------------------
                                        Name: Stephen Henry
                                              ----------------------------------


                                        Gesture Recognition Technologies
                                        (GRT) International Limited,

Date: July 24, 2000                     By: /s/ Ian Phillips
                                            ------------------------------------
                                        Name: Ian Phillips
                                              ----------------------------------
                                        Its:  Director
                                              ----------------------------------